Exhibit 10.1

Date:

Non-Statutory Stock Option

Granted

by

ABIOMED, INC.

(hereinafter called the “Company”)

to

(hereinafter called the “Holder”)

under the

2008 STOCK INCENTIVE PLAN

WITNESSETH:

For valuable consideration, the receipt of which is hereby acknowledged, the Company hereby grants to the Holder the following option:

FIRST: Subject to the terms and conditions hereinafter set forth, the Holder is hereby given the right and option to purchase from the Company an aggregate of              shares of Common Stock of the Company, $.01 par value, at the time and in the manner hereinafter stated. Schedule A attached hereto and incorporated herein sets forth with respect to this option (i) its expiration date, (ii) its exercise price per share, (iii) its vesting rate, and (iv) certain other terms and conditions applicable to this option and incorporated herein.

This option is and shall be subject in every respect to the provisions of the Company’s 2008 Stock Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference and made a part hereof. In the event of any conflict or inconsistency between the terms hereof and those of the Plan, the latter shall prevail. References herein to the Committee shall mean the Committee as defined in the Plan.

This option shall be exercised by the delivery of written notice of exercise to the Company (the “Notice”) setting forth the number of shares with respect to which the option is to be exercised and the address to which the certificates for such shares are to be mailed, together with (i) cash or bank check payable to the order of the Company for an amount equal to the option price for the number of shares specified in the Notice, or (ii) with the consent of the Committee, shares of Common Stock of the Company which are not then subject to restrictions, having a fair market value on the date of surrender not less than the option price for the shares as to which this option is being exercised, (iii) if the Common Stock is registered under the Securities Exchange Act of 1934 (the “Act”) at such time, irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price, provided that in the event the Holder chooses to pay the purchase price as so provided, the Holder and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure and provided further that the Company need not act upon such exercise notice until the Company receives full payment of the exercise price, (iv) by reducing the number of option shares otherwise issuable to the optionee upon exercise of this option by a number of shares of Common Stock having a fair market value on the date of surrender not less than the option price for the shares as to which this option is being exercised, or (v) by any combination of such methods of payment. For the purpose of this option, the fair market value per share of the Common Stock on any given date means the price per share of the Common Stock on such date as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, the fair market value of the Common Stock as determined by the Committee.

The delivery of certificates representing shares of Common Stock to be purchased pursuant to the exercise of this option will be contingent upon receipt from the Holder (or a purchaser acting in his stead in accordance with the provisions of this option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in this option or imposed by applicable law.

The Holder shall, no later than the date as of which the value of any Common Stock or other amounts received under this option first becomes includable in the gross income of the Holder for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder. The Holder may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to this option a number of shares with an aggregate fair market value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to this option, or (ii) transferring to the Company shares of Common Stock which are not subject to restrictions on transfer and with an aggregate fair market value (as of the date the minimum withholding is effected) that would satisfy the withholding amount due.

SECOND: The Company, in its discretion, may file a registration statement on Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), to register shares of Common Stock reserved for issuance under the Plan. At any time at which such a registration statement is not in effect, it shall be an additional condition precedent to any exercise of this option that the Holder shall deliver to the Company a customary “investment letter” satisfactory to the Company and its counsel in which, among other things, the Holder shall state that the Holder is purchasing the shares for investment and acknowledges that they are not freely transferable except in compliance with state and federal securities laws.

THIRD: Within a reasonable time after receipt by the Company of the Notice and payment for any shares to be purchased hereunder and, if required as a condition to exercise, the investment letter described in paragraph SECOND, the Company will deliver or cause to be delivered to the Holder (or if any other individual or individuals are exercising this option, to such individual or individuals) at the address specified in the Notice a certificate or certificates for the number of shares with respect to which the option is then being exercised, registered in the name or names of the individual or individuals exercising the option, either alone or jointly with another person or persons with rights of survivorship, as the individual or individuals exercising the option shall prescribe in writing to the Company at or prior to such purchase; provided, however, that if any law or regulation or order of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or the Holder (or the individual or individuals exercising this option) to take any action in connection with the shares then being purchased, the date for the delivery of the certificates for such shares shall be extended for the period necessary to take and complete such action, it being understood that the Company shall have no obligation to take and complete any such action. The Company may imprint upon such certificate such legends referencing stock transfer restrictions which counsel for the Company or the Committee considers appropriate. Delivery by the Company of the certificates for such shares shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Holder, at the address specified in the Notice.

FOURTH: The existence of this option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

In the event that the Company effects a stock dividend, stock split or similar change in capitalization affecting the Common Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares remaining subject to this option, and (ii) the option price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to this option, make such substitution or adjustment in the number and purchase price (if any) of shares subject to this option as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate this option upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of this option, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the following provisions of this paragraph Fourth.

Upon the occurrence of a Change of Control as defined in this paragraph Fourth:

(i) subject to the provisions of clause (iii) below, after the effective date of such Change of Control, the Holder of this option shall be entitled, upon exercise of this option, to receive, in lieu of shares of Common Stock shares of such stock or other securities, cash or property as the holders of shares of Common Stock received in connection with the Change of Control;

(ii) the Committee may accelerate, fully or in part, the time for exercise of, and waive any or all conditions and restrictions on, the unexercised and unexpired portion of this option, effective upon a date prior or subsequent to the effective date of such Change of Control, specified by the Committee; or

(iii) this option may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) prior written notice of such cancellation shall be given to the Holder and (y) the Committee shall have accelerated the time for exercise of this option, during the ten (10) day period preceding the effective date of such Change of Control.

“Change of Control” shall mean the occurrence of any one of the following events:

(i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Act) becomes, after the effective date of the Plan, a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

FIFTH: No person shall, by virtue of the granting of this option to the Holder, be deemed to be a holder of any shares purchasable under this option or to be entitled to the rights or privileges of a holder of such shares unless and until this option has been exercised with respect to such shares and they have been issued pursuant to that exercise of this option.

The Company shall, at all times while any portion of this option is outstanding, reserve and keep available, out of shares of its authorized and unissued stock or reacquired shares, a sufficient number of shares of its Common Stock to satisfy the requirements of this option; shall comply with the terms of this option promptly upon exercise of the option rights; and shall pay all fees or expenses necessarily incurred by the Company in connection with the issuance and delivery of shares pursuant to the exercise of this option.

SIXTH: This option is not transferable by the Holder otherwise than by will or under the laws of descent and distribution. The granting of this option shall not impose upon the Company any obligation to employ or to continue to employ the Holder. The right of the Company to terminate the employment of the Holder shall not be diminished or affected by reason of the fact that this option has been granted to such Holder.

This option is exercisable, subject to the vesting rate and certain other terms and conditions contained in Schedule A attached hereto and incorporated herein, at any time prior to the date of expiration of this option and during the Holder’s lifetime, only by the Holder. If the employment of the Holder with the Company or a subsidiary of the Company is terminated, then after such termination the option may be exercised as to all shares with respect to which the Holder could exercise the option on the date of termination (the “Termination Date”), and which shares have not been previously purchased, within one of the following periods of time as applicable:

(i)	in the case of termination by reason of death, until the earlier of the expiration of the option or one (1) year after the Termination Date; and

(ii)	in all other cases other than termination for cause, until the earlier of the expiration of the option or the date which is ninety (90) days after the Termination Date.

Notwithstanding the foregoing, in the case of termination for cause (as determined by the Committee in its sole discretion), the ability to exercise this option may be terminated on such earlier date as the Company may specify, and such date may be set so as to prevent the Holder from further exercising any portion of the option.

As used herein, “cause” shall mean a determination by the Company (including the Board) or any affiliate of the Company (parent or subsidiary) that the Holder’s employment or other relationship with the Company or any such affiliate should be terminated as a result of (x) any material breach by the Holder of any agreement to which the Holder and the Company (or any such affiliate) are both parties, (y) any act (other than retirement) or omission to act by the Holder that may have a material and adverse effect on the business of the Company (or any affiliate) or on the Holder’s ability to perform services for the Company (or any affiliate), including, without limitation, the commission of any crime (other than an ordinary traffic violation), or (z) any material misconduct or material neglect of duties by the Holder in connection with the business or affairs of the Company (or any affiliate).

SEVENTH: The Holder agrees that upon the request of the Company or the managing underwriter(s) of any offering of securities of the Company that is the subject of a registration statement filed under the Securities Act, for a period of time (not to exceed 180 days, plus such additional number of days (not to exceed 35) as may reasonably be requested to enable the underwriter(s) of such offering to comply with Rule 2711(f) of the Financial Industry Regulatory Authority or any amendment or successor thereto) from the effective date of the registration statement under the Securities Act for such offering, the Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares of Stock issued pursuant to the exercise of this Option, without the prior written consent of the Company and such underwriters.

EIGHTH: Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered by hand or by mail to the Treasurer of the Company, 22 Cherry Hill Drive, Danvers, Massachusetts 01923 or such other address as the Company may hereafter designate.

Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder or when deposited in the mail, postage prepaid, addressed to the Holder at the Holder’s address furnished to the Company.

NINTH: This option is subject to all laws, regulations and orders of any governmental authority which may be applicable thereto and, notwithstanding any of the provisions hereof, the Holder agrees that the Holder will not exercise the option granted hereby nor will the Company be obligated to issue or sell any shares of stock hereunder if the exercise thereof or the issuance or sale of such shares, as the case may be, would constitute a violation by the Holder or the Company of any such law, regulation or order or any provision thereof. The Company shall not be obligated to take any affirmative action in order to cause the exercise of this option or the issuance or sale of shares pursuant hereto to comply with any such law, regulation, order or provision.

TENTH: This option shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed in its name and on its behalf as of the date first written above.

ABIOMED, INC.

By:
Its:

ATTEST: (Seal)

Secretary or Assistant Secretary

SCHEDULE A

ABIOMED, INC.

Non-Statutory Stock Option

Date of Grant:

Name of Holder:

Address:

City, State, Zip:

Social Security Number:

Maximum number of shares for which this option is exercisable:

Exercise (purchase) price per share:

Expiration date of option:

Vesting Rate:

Position in, or relationship to, the Company:

Other terms and conditions:

1. The Holder acknowledges receipt of the stock option of which this Schedule A is a part and agrees to its terms; and further acknowledges receipt of the Plan, as amended, the prospectus describing the Plan (documents incorporated by reference in the prospectus are available upon request), and the annual report of the Company for the most recent fiscal year.

*    *    *

Holder’s Signature
Print Name: